Exhibit 10.34

EXECUTION COPY

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 3, 2013 (this “Sixth Amendment”), among TRINSEO MATERIALS OPERATING S.C.A. (formerly known as STYRON S.À R.L. and TRINSEO MATERIALS OPERATING S.À R.L.), a corporate partnership limited by shares (société en commandite par actions) organized under the laws of Luxembourg (the “Borrower”) and each Lender (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Guarantors party thereto from time to time and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of June 17, 2010 (as amended by that certain First Amendment dated as of February 2, 2011, that certain Second Amendment dated as of July 28, 2011, that certain Third Amendment dated as of February 13, 2012, that certain Fourth Amendment dated as of August 9, 2012 and that certain Fifth Amendment dated as of January 29, 2013, the “Credit Agreement”) (capitalized terms not otherwise defined in this Sixth Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower desires to obtain the consent (the “Release Consent”) of the Required Lenders to release the Guaranty of STYRON ITALIA S.R.L., a company organized under the laws of Italy (the “Italian Guarantor”), on the terms and conditions set forth in Section 1 below;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the consent of the Required Lenders is necessary to effect the Release Consent;

WHEREAS, the Lenders party hereto will constitute the Required Lenders;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Release Consent. Subject to the satisfaction or waiver of the conditions set forth in Section 2 hereof, the Lenders hereby (x) consent to the release of the Italian Guarantor from all of its obligations under the Guaranty and the Collateral Documents to which it is a party and (y) authorize and direct the Administrative Agent and the Collateral Agent, as applicable, to (at the Borrower’s expense) execute and deliver to the Italian Guarantor such documents as the Borrower may reasonably request to evidence the release of Collateral from the assignment and security interest granted by the Italian Guarantor under the Collateral Documents to secure its obligations under the Guaranty, or to evidence the release of the Italian Guarantor from its obligations under the Guaranty. The Lenders hereby consent to the filing of a UCC-3 Financing Statement, substantially in the form attached as Exhibit A, with the Recorder of Deeds of the District of Columbia to terminate UCC Financing Statement No. 2011097575, filed with the Recorder of Deeds of the District of Columbia.

SECTION 2. Conditions of Effectiveness of the Release Consent. This Sixth Amendment shall become effective on the date when the following conditions have been satisfied or waived by the Administrative Agent (such date the “Sixth Amendment Effective Date”): (x) the Administrative Agent shall have received the duly executed signature page from the Required Lenders and the Borrower; (y) the Italian Guarantor shall be released from any guaranty provided by it in favor of the holders of the 2013 Senior Secured Notes (which condition may be satisfied automatically in accordance with the governing documents for the 2013 Senior Secured Notes upon the satisfaction of the

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other conditions hereto) and (z) the Borrower shall have paid in full all fees and reasonable out-of-pocket expenses (i) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment required to be paid in connection with this Sixth Amendment and (ii) of counsel to the Administrative Agent (including Attorneys Costs of White & Case LLP) in connection with this Sixth Amendment, the Credit Agreement and the other Loan Documents, in each case to the extent invoiced on or prior to the date otherwise constituting the Sixth Amendment Effective Date.

SECTION 3. Release of Claims. In consideration of the agreements contained in this Agreement, the Borrower (on behalf of itself and each of its subsidiaries) hereby irrevocably releases and forever discharge the Lenders, the Administrative Agent and the Collateral Agent and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which the Italian Guarantor, its agents, officers or directors ever had or now has against the Administrative Agent, the Collateral Agent any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Collateral Agent, the Administrative Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the Sixth Amendment Effective Date.

SECTION 4. Representations and Warranties. The Borrower (on behalf of each of the Loan Parties) represents and warrants as follows as of the date hereof and as of the Sixth Amendment Effective Date:

(a) The execution, delivery and performance by each Loan Party party hereto of this Sixth Amendment are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party party hereto of this Sixth Amendment will (a) contravene the terms of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable material Law, except to the extent that any such breach, contravention or payment (but not the creation of any Lien) referred to in clause (b)(i) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) This Sixth Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) Upon the effectiveness of each and all parts of this Sixth Amendment, and both before and immediately after giving effect to each and all parts of this Sixth Amendment, no Default or Event of Default exists.

(d) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and each other Loan Document immediately before and after giving effect to each and all parts of this Sixth Amendment is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

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SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Sixth Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by each and all parts of this Sixth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Sixth Amendment.

(c) The execution, delivery and effectiveness of any part of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of any part of this Sixth Amendment, this Sixth Amendment shall for all purposes constitute a Loan Document.

SECTION 6. Execution in Counterparts. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Sixth Amendment shall be effective as delivery of an original executed counterpart of this Sixth Amendment.

SECTION 7. Governing Law. This Sixth Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[The remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRINSEO MATERIALS OPERATING S.C.A.,
Acting through its general partner Trinseo Materials
S.à r.l.
as the Borrower

a Société en commandite par actions
Registered office: 4, rue Lou Hemmer,
L-1748 Luxembourg-Findel, Luxembourg
R.C.S. Luxembourg: B 153.586

By:	/s/ Christopher D. Pappas
Name: Christopher D. Pappas
Title: Manager

[Signature Page to Sixth Amendment to Credit Agreement)

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender:

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

[Signature Page to Sixth Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

BARCLAYS BANK PLC, as a Lender:

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

BANK OF MONTREAL, as a Lender:

By:	/s/ Katherine K. Robinson
	Name:	Katherine K. Robinson
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

Goldman Sachs Bank USA, as a Lender:

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

HSBC Bank USA, National Association, as a Lender:

By:	/s/ David A. Mandell
Name: David A. Mandell
Title: Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

Mizuho Bank, Ltd., as a Lender:

By:	/s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

[Signature Page to Sixth Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG TRINSEO MATERIALS OPERATING S.C.A., STYRON ITALIA S.R.L, AND THE OTHER LENDERS PARTY THERETO

Sumitomo Mitsui Banking Corporation, as a Lender:

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

Exhibit A to

Sixth Amendment to Credit Agreement

Form of UCC-3 Financing Statement

[see attached]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE#	1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the ☐ REAL ESTATE RECORDS.
2011097575 filed on September 23, 2011
2. ☑	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the secured Party authorizing this Termination Statement.

3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full of partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in item 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instruction in regards to changing the name/address of a party.	☐ DELETE name: Give record name to be deleted in item 6a or 6b.	☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete 7e-7g (if applicable).

6.	CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:

OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD’L INFO RE | 7e. TYPE OF ORGANIZATION ORGANIZATION DEBTOR |	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box.

  Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Deutsche Bank AG New York Branch, as Collateral Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10.	OPTIONAL FILER REFERENCE DATA

  Styron Italia s.r.l.                                                             FILE WITH WASHINGTON, DC

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)